SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004

                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): February 17, 2004

                           Ciphergen Biosystems, Inc.
             (Exact name of Registrant as specified in its charter)

            Delaware                    000-31617              33-059-5156
(State or other jurisdiction of      [Commission File       (I.R.S. Employer
 incorporation or organization)          Number]          Identification Number)

                              6611 Dumbarton Circle
                                Fremont, CA 94555
                    (Address of principal executive offices)

                                 (510) 505-2100
              (Registrant's telephone number, including area code)


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Item 9. Regulation FD Disclosure (pursuant to "Item 12. Results of Operations and Financial Condition").

      A copy of the press release issued February 17, 2004 by the Registrant announcing Financial Results for the Fourth Quarter and Fiscal Year 2003 is filed under Items 9 and 12 of this Current Report on Form 8-K as Exhibit 99.1.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Ciphergen Biosystems, Inc.
                                          (Registrant)

Date: February 17, 2004                   By: /s/ William E. Rich
                                              ---------------------------------
                                          William E. Rich
                                          President and Chief Executive Officer

                                  EXHIBIT INDEX

  Exhibit
   Number                             Description
-----------       --------------------------------------------------------------
    99.1          Press Release issued by Ciphergen Biosystems, Inc. on February
                  17, 2004